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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2002

BURNHAM PACIFIC PROPERTIES, INC. (Exact name of Registrant as specified in charter)
Maryland (State or other jurisdiction of incorporation)	1-9524 (Commission file number)	33-0204126 (IRS employer identification no.)
110 West A Street, Suite 900, San Diego, California 92101-3711 (Address of principal executive offices) (Zip Code)
(619) 652-4700 (Registrant's telephone number, including area code)
N/A (Former name, former address and former fiscal year, if changed since last report)

ITEM 2. Disposition of Assets.

        On April 8, 2002, Burnham Pacific Properties, Inc. (the "Company") sold Bell Gardens Marketplace, one of its California retail assets, to Pacific Retail, L.P., a joint venture led by affiliates of PO'B Montgomery & Company and Apollo Real Estate Advisors, for approximately $10,535,000 in cash (the "Bell Gardens Sale"). Bell Gardens Marketplace is a 160,000 square foot open-air community shopping center located in Bell Gardens, California. A copy of the press release announcing the closing has been filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 7. Financial Statements and Exhibits.

        (a)    Financial Statements of Businesses Acquired.

    Not applicable.

        (b)    Pro Forma Financial Information.

    Pro forma financial information statements are included herein pursuant to Article 11 of Regulation S-X.

        (c)    Exhibits.

    99.1    Press release of the Company, dated April 10, 2002

SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

BURNHAM PACIFIC PROPERTIES, INC.
Dated: April 23, 2002	By:	/s/ DANIEL B. PLATT
	Name:	Daniel B. Platt
	Title:	Chief Financial Officer

BURNHAM PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The accompanying unaudited pro forma condensed consolidated statement of net assets as of December 31, 2001 (Liquidation Basis) gives effect to the Bell Gardens Sale as if it had occurred on December 31, 2001.

        The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2001 (Liquidation Basis) gives effect to the Bell Gardens Sale as if it had occurred on January 1, 2001.

        The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Burnham Pacific Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis)

December 31, 2001

(in thousands)

	Historical	Bell Gardens Sale		Pro-Forma
ASSETS
Real Estate Held For Sale	$212,274	$(10,308	)(1)	$201,966
Cash and Cash Equivalents	75,122	10,056	(2)	85,178
Restricted Cash	8,816	—		8,816
Receivables-Net	7,796	116	(3)	7,912
Investments in Unconsolidated Subsidiaries	1,886	—		1,886
Other Assets	1,270	(116	)(3)	1,154

Total	307,164	(252)		306,912

LIABILITIES
Accounts Payable and Other Liabilities	6,108	(73	)(4)	6,035
Liquidating Distributions Payable	41,731	—		41,731
Deposits for Property Sales	6,593	—		6,593
Tenant Security Deposits	715	(93	)(4)	622
Notes Payable	102,204	—		102,204
Reserve for Estimated Costs During the Period of Liquidation	5,709	—		5,709
Deferred Gain on Real Estate Assets	5,819	(1,872	)(5)	3,947

Total	168,879	(2,038)		166,841

Minority Interest	2,425	—		2,425

NET ASSETS IN LIQUIDATION	$135,860	$1,786	(6)	$137,646

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Burnham Pacific Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets

For the Year Ended December 31, 2001 (Liquidation Basis)

(in thousands, except per share amounts)

	For the Year Ended 12/31/01	Bell Gardens Sale		Pro-Forma
REVENUES
Rents	$62,442	$(3,255	)(7)	$59,187
Interest	1,795	—		1,795

Total Revenues	64,237	(3,255)		60,982
COSTS AND EXPENSES
Interest	15,707	—		15,707
Rental Operating	22,244	(1,899	)(7)	20,345
Provision for Bad Debt	2,835	(39	)(7)	2,796
General and Administrative	6,324	—		6,324
Litigation & Legal	885	—		885

Total Costs and Expenses	47,995	(1,938)		46,057

Income from Operations Before Minority Interest and Dividends Paid to Preferred Stockholders	16,242	(1,317)		14,925
Minority Interest	(820)	—		(820)

Net Income	$15,422	$(1,317)		$14,105
Dividends Paid to Preferred Stockholders	(2,249)	—		(2,249)

Income Available to Common Stockholders	$13,173	$(1,317)		$11,856

Net Assets in Liquidaiton at December 31, 2000	$177,447	—		$177,447
Adjustment to Net Assets in Liquidation	(10,458)	1,786		(8,672)
Liquidating Distributions to Common Stockholders	(44,302)	—		(44,302)
Income Available to Common Stockholders	13,173	—		13,173

Net Assets in Liquidation at December 31, 2001	$135,860			$137,646

Net Income Per Share—Basic and Diluted	$0.41	$(0.04)		$0.37

Weighted Ave. No. of Shares—Basic and Diluted	32,450	32,450		32,450

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

BURNHAM PACIFIC PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2001

        The unaudited pro forma condensed consolidated statement of net assets as of December 31, 2001 (Liquidation Basis) assumes the Bell Gardens Sale occurred on December 31, 2001 as described in Item 2 of this Form 8-K. The pro forma information is based upon the Company's audited historical statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments:

Bell Gardens Sale

  (1)
  Reflects the net realizable value of Bell Gardens Marketplace as of December 31, 2001.

  (2)
  Reflects the net cash proceeds from the Bell Gardens Sale.

  (3)
  Represents reclassification of other assets expected to be collected in connection with the Bell Gardens Sale.

  (4)
  Reflects the carrying amount of certain liabilities eliminated in connection with the Bell Gardens Sale.

  (5)
  Reflects the recognition of deferred gain related to the Bell Gardens Sale.

  (6)
  Reflects the recognition of deferred gain and an adjustment to the Net Assets in Liquidation related to final closing adjustments for the Bell Gardens Sale.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2001 (Liquidation Basis)

        The Company's unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2001 (Liquidation Basis) assumes the Bell Gardens Sale occurred on January 1, 2001 as described in Item 2 of this Form 8-K, but does not reflect the aggregate net gain on sale of properties. The pro forma financial information is based on the audited historical financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments:

Bell Gardens Sale

  (7)
  Reflects the actual operating results for revenues and expenses for the year ended December 31, 2001 for Bell Gardens Marketplace.

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SIGNATURES
BURNHAM PACIFIC PROPERTIES, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Burnham Pacific Properties, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis) December 31, 2001 (in thousands)
Burnham Pacific Properties, Inc. Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets For the Year Ended December 31, 2001 (Liquidation Basis) (in thousands, except per share amounts)
BURNHAM PACIFIC PROPERTIES, INC. NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS